UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2015

TRANSOCEAN LTD.
(Exact name of registrant as specified in its charter)

Switzerland	000-53533	98-0599916
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Chemin de Blandonnet 1214 Vernier, Geneva Switzerland	CH-1214
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: +41 (22) 930-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.
Transocean Ltd. (the "Company") held an Extraordinary General Meeting of Shareholders on October 29, 2015, in Cham, Switzerland. The shareholders took action on the following matters during the Extraordinary General Meeting:

1. Par value reduction.

For	Against	Abstain
221,765,204	14,476,966	4,034,544

This Item was approved.

2.    Cancellation of shares repurchased under the Company's 2009 Share Repurchase Program.

For	Against	Abstain
227,095,755	10,226,852	2,954,107

This Item was approved.

3.    Cancellation of the third and fourth dividend installments pursuant to the dividend resolution adopted at the Company's 2015 Annual General Meeting.

For	Against	Abstain
213,606,590	23,453,140	3,216,984

This Item was approved.

4.    Election of Jeremy D. Thigpen as a Director for a term extending until the completion of the Company's next Annual General Meeting.

For	Against	Abstain	Broker Non-Votes
146,507,210	5,077,949	1,693,258	86,998,287

This Item was approved.

Item 8.01    Other Events

On October 29, 2015, the Company issued a press release announcing the results of its Extraordinary General Meeting of Shareholders. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward Looking Statements
Statements included in this Current Report on Form 8-K and in the associated press release attached hereto and incorporated herein by reference regarding the results of the October 29, 2015 Extraordinary General Meeting of Shareholders that are not historical facts are forward looking statements. These statements involve risks and uncertainties including, but not limited to the operation of the Board of Directors, future elections, and other governance related items are detailed in risk factors and elsewhere in Transocean Ltd.'s Annual Report on Form 10-K for the year ended 2014, subsequent Quarterly Reports on Form 10-Q and other filings with the U.S. Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize (or the consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. Transocean Ltd. disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits.

The exhibit to this report furnished pursuant to item 8.01 is as follows:

Exhibit No.	Description

99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSOCEAN LTD.

Date: October 29, 2015	By	/s/ Jill S. Greene
Jill S. Greene
Authorized Person

Index to Exhibits

Exhibit
Number        Description

99.1        Press Release